Exhibit 10.2

SECOND AMENDMENT TO LOAN AGREEMENT

This second Amendment (the “Amendment”) to that certain Facility Agreement (“Facility Agreement”) dated July 4, 2024, as amended on July 22, 2024 (the “Effective Date”), by and between Viewbix Inc., a Delaware corporation (the “Borrower”), and Capitalink Ltd., an Israeli limited company (the “Lender”), is entered into effect as of July 25, 2024 (the “Amendment Effective Date”).

Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Facility Agreement.

The Lender and the Borrower agree to amend the Facility Agreement, as set forth below, effective as of the Amendment Effective Date:

1.	Amendment.

1.1. Section 6 of the Facility Agreement shall be replaced in its entirety with the following:

The Facility Loan Amount will remain available until the earlier of (a) such date that the Loan Amount has been drawn down in full (in accordance with the schedule set forth in the recitals) or (b) the thirty six (36) month anniversary of the date hereof, or (c) upon such date that the Company completes the Two Million Fundraise (the “Term”). In the event the Term lapses, the Loan Amount shall be repaid to the Lender immediately thereafter.

2.	Miscellaneous.

2.1 Effective Date. This Amendment shall enter into effect as of the Amendment Effective Date.

2.2 No Further Amendments. Each of the Lender and the Borrower acknowledges and agrees that, except for the changes set forth herein, the provisions of the Facility Agreement remains unchanged and in full force and effect.

2.3 Counterparts. This Amendment may be executed in any number of counterparts, by scanned copy or original signature, each of which shall be deemed an original and enforceable against the party actually executing such counterpart, and all of which together shall constitute one and the same instrument.

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on and as of the Amendment Effective Date.

Lender:	Borrower:

Viewbix Inc.	Capitalink Ltd.

By:	By:
Name:	Name:
Title:	Title:

[Signature Page- Facility Agreement Amendment]

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